Supplement dated March 31, 2025
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B , Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2024
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective March 31, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Pioneer Variable Contracts Trust - Pioneer Fund VCT Portfolio: Class II	Victory Variable Insurance Funds II - Victory Pioneer Fund VCT Portfolio: Class II
USP-0115